Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
				% Change from
	June 30	June 30	March 31	June 30	March 31
	2013	2012	2013	2012	2013
ASSETS
Cash and due from banks	$219,944	$242,811	$174,479	(9.4)%	26.1%
Other interest-earning assets	130,065	118,468	97,202	9.8%	33.8%
Loans held for sale	60,909	71,406	63,045	(14.7)%	(3.4)%
Investment securities	2,915,879	2,870,832	2,812,104	1.6%	3.7%
Loans, net of unearned income	12,645,418	11,985,115	12,377,288	5.5%	2.2%
Allowance for loan losses	(216,431)	(235,737)	(220,041)	(8.2)%	(1.6)%
Net loans	12,428,987	11,749,378	12,157,247	5.8%	2.2%
Premises and equipment	224,418	222,083	226,754	1.1%	(1.0)%
Accrued interest receivable	45,713	48,283	47,485	(5.3)%	(3.7)%
Goodwill and intangible assets	534,452	542,622	534,987	(1.5)%	(0.1)%
Other assets	462,043	476,905	569,434	(3.1)%	(18.9)%
Total Assets	$17,022,410	$16,342,788	$16,682,737	4.2%	2.0%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$12,257,809	$12,245,492	$12,388,460	0.1%	(1.1)%
Short-term borrowings	1,620,318	931,681	1,126,966	73.9%	43.8%
Other liabilities	226,384	215,622	216,337	5.0%	4.6%
FHLB advances and long-term debt	889,167	908,809	889,211	(2.2)%	—%
Total Liabilities	14,993,678	14,301,604	14,620,974	4.8%	2.5%
Shareholders' equity	2,028,732	2,041,184	2,061,763	(0.6)%	(1.6)%
Total Liabilities and Shareholders' Equity	$17,022,410	$16,342,788	$16,682,737	4.2%	2.0%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$4,856,916	$4,653,097	$4,729,930	4.4%	2.7%
Commercial - industrial, financial and agricultural	3,712,974	3,538,188	3,658,483	4.9%	1.5%
Real estate - home equity	1,760,268	1,599,468	1,689,446	10.1%	4.2%
Real estate - residential mortgage	1,313,345	1,184,192	1,303,454	10.9%	0.8%
Real estate - construction	610,280	619,060	597,597	(1.4)%	2.1%
Consumer	300,233	309,097	309,138	(2.9)%	(2.9)%
Leasing and other	91,402	82,013	89,240	11.4%	2.4%
Total Loans, net of unearned income	$12,645,418	$11,985,115	$12,377,288	5.5%	2.2%
Deposits, by type:
Noninterest-bearing demand	$3,168,781	$2,749,639	$3,075,511	15.2%	3.0%
Interest-bearing demand	2,714,545	2,482,271	2,698,811	9.4%	0.6%
Savings deposits	3,272,557	3,278,937	3,345,842	(0.2)%	(2.2)%
Time deposits	3,101,926	3,734,645	3,268,296	(16.9)%	(5.1)%
Total Deposits	$12,257,809	$12,245,492	$12,388,460	0.1%	(1.1)%
Short-term borrowings, by type:
Customer repurchase agreements	$196,188	$204,526	$158,214	(4.1)%	24.0%
Customer short-term promissory notes	93,671	135,988	114,231	(31.1)%	(18.0)%
Federal funds purchased	780,459	566,167	729,521	37.8%	7.0%
Short-term FHLB advances	550,000	25,000	125,000	N/M	340.0%
Total Short-term Borrowings	$1,620,318	$931,681	$1,126,966	73.9%	43.8%

N/M - Not Meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
in thousands, except per-share data and percentages
	Quarter Ended			% Change from		Six Months ended
	Jun 30	Jun 30	Mar 31	Jun 30	Mar 31	Jun 30
	2013	2012	2013	2012	2013	2013	2012	% Change
Interest Income:
Interest income	$153,078	$163,985	$151,322	(6.7)%	1.2%	$304,400	$330,876	(8.0)%
Interest expense	21,013	26,455	21,678	(20.6)%	(3.1)%	42,691	54,651	(21.9)%
Net Interest Income	132,065	137,530	129,644	(4.0)%	1.9%	261,709	276,225	(5.3)%
Provision for credit losses	13,500	25,500	15,000	(47.1)%	(10.0)%	28,500	53,500	(46.7)%
Net Interest Income after Provision	118,565	112,030	114,644	5.8%	3.4%	233,209	222,725	4.7%
Non-Interest Income:
Service charges on deposit accounts	14,651	15,367	14,111	(4.7)%	3.8%	28,762	30,209	(4.8)%
Mortgage banking income	10,997	11,143	8,173	(1.3)%	34.6%	19,170	21,193	(9.5)%
Investment management and trust services	10,601	9,822	10,096	7.9%	5.0%	20,697	19,199	7.8%
Other service charges and fees	9,508	11,507	8,510	(17.4)%	11.7%	18,018	22,062	(18.3)%
Investment securities gains	2,865	1,538	2,473	86.3%	15.9%	5,338	2,789	91.4%
Other	3,694	3,931	3,896	(6.0)%	(5.2)%	7,590	9,494	(20.1)%
Total Non-Interest Income	52,316	53,308	47,259	(1.9)%	10.7%	99,575	104,946	(5.1)%
Non-Interest Expense:
Salaries and employee benefits	63,490	60,091	61,212	5.7%	3.7%	124,702	120,451	3.5%
Net occupancy expense	11,447	11,205	11,844	2.2%	(3.4)%	23,291	22,140	5.2%
Other outside services	5,315	5,101	2,860	4.2%	85.8%	8,175	8,014	2.0%
Data processing	4,509	3,759	3,903	20.0%	15.5%	8,412	7,447	13.0%
Equipment expense	3,893	3,185	3,908	22.2%	(0.4)%	7,801	6,554	19.0%
Professional fees	3,395	2,984	3,047	13.8%	11.4%	6,442	5,566	15.7%
Software	3,094	2,272	2,748	36.2%	12.6%	5,842	4,447	31.4%
FDIC insurance expense	3,001	3,002	2,847	—%	5.4%	5,848	6,023	(2.9)%
OREO and repossession expense	1,941	3,165	2,854	(38.7)%	(32.0)%	4,795	6,460	(25.8)%
Marketing	1,922	2,583	1,872	(25.6)%	2.7%	3,794	5,055	(24.9)%
Operating risk loss	1,860	2,055	1,766	(9.5)%	5.3%	3,626	5,423	(33.1)%
Other	13,263	12,685	12,075	4.6%	9.8%	25,338	25,176	0.6%
Total Non-Interest Expense	117,130	112,087	110,936	4.5%	5.6%	228,066	222,756	2.4%
Income Before Income Taxes	53,751	53,251	50,967	0.9%	5.5%	104,718	104,915	(0.2)%
Income tax expense	13,169	13,360	11,740	(1.4)%	12.2%	24,909	26,892	(7.4)%
Net Income	$40,582	$39,891	$39,227	1.7%	3.5%	$79,809	$78,023	2.3%
PER SHARE:
Net income:
Basic	$0.21	$0.20	$0.20	5.0%	5.0%	$0.41	$0.39	5.1%
Diluted	0.21	0.20	0.20	5.0%	5.0%	0.41	0.39	5.1%

Cash dividends	$0.08	$0.07	$0.08	14.3%	—%	$0.16	$0.14	14.3%
Shareholders' equity	10.48	10.16	10.56	3.1%	(0.8)%	10.48	10.16	3.1%
Shareholders' equity (tangible)	7.72	7.46	7.82	3.5%	(1.3)%	7.72	7.46	3.5%

Weighted average shares (basic)	193,273	199,671	196,299	(3.2)%	(1.5)%	194,777	199,581	(2.4)%
Weighted average shares (diluted)	194,346	200,806	197,217	(3.2)%	(1.5)%	195,773	200,575	(2.4)%
Shares outstanding, end of period	193,658	200,880	195,276	(3.6)%	(0.8)%	193,658	200,880	(3.6)%
SELECTED FINANCIAL RATIOS:
Return on average assets	0.97%	0.98%	0.96%			0.97%	0.96%
Return on average common shareholders' equity	7.89%	7.84%	7.67%			7.78%	7.72%
Return on average common shareholders' equity (tangible)	10.75%	10.80%	10.43%			10.59%	10.68%
Net interest margin	3.52%	3.78%	3.55%			3.54%	3.81%
Efficiency ratio	62.73%	57.54%	61.78%			62.27%	57.19%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Quarter Ended
	June 30, 2013			June 30, 2012			March 31, 2013
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$12,528,562	$138,002	4.42%	$11,967,939	$144,263	4.85%	$12,257,280	$136,948	4.53%
Taxable investment securities	2,410,004	14,516	2.41%	2,533,060	18,624	2.94%	2,421,178	13,397	2.22%
Tax-exempt investment securities	280,508	3,608	5.15%	283,736	3,992	5.63%	292,118	3,814	5.22%
Equity securities	123,848	875	2.83%	106,954	707	2.65%	118,367	917	3.12%
Total Investment Securities	2,814,360	18,999	2.70%	2,923,750	23,323	3.19%	2,831,663	18,128	2.56%
Loans held for sale	42,158	384	3.64%	55,813	538	3.85%	47,885	495	4.14%
Other interest-earning assets	144,945	35	0.10%	129,659	45	0.14%	117,850	22	0.07%
Total Interest-earning Assets	15,530,025	157,420	4.07%	15,077,161	168,169	4.48%	15,254,678	155,593	4.13%
Noninterest-earning assets:
Cash and due from banks	206,090			233,041			202,507
Premises and equipment	225,915			216,881			226,466
Other assets	1,060,095			1,104,615			1,070,170
Less: allowance for loan losses	(221,541)			(259,327)			(227,858)
Total Assets	$16,800,584			$16,372,371			$16,525,963
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$2,718,679	$872	0.13%	$2,484,730	$1,025	0.17%	$2,705,835	$877	0.13%
Savings deposits	3,350,856	1,016	0.12%	3,302,418	1,510	0.18%	3,334,305	1,023	0.12%
Time deposits	3,169,141	7,610	0.96%	3,791,362	12,208	1.30%	3,321,309	8,501	1.04%
Total Interest-bearing Deposits	9,238,676	9,498	0.41%	9,578,510	14,743	0.62%	9,361,449	10,401	0.45%
Short-term borrowings	1,313,424	700	0.21%	961,900	411	0.17%	1,032,122	509	0.20%
FHLB advances and long-term debt	889,186	10,815	4.87%	929,318	11,301	4.88%	891,173	10,768	4.87%
Total Interest-bearing Liabilities	11,441,286	21,013	0.74%	11,469,728	26,455	0.93%	11,284,744	21,678	0.78%
Noninterest-bearing liabilities:
Demand deposits	3,116,940			2,670,397			2,968,777
Other	179,875			185,929			198,944
Total Liabilities	14,738,101			14,326,054			14,452,465
Shareholders' equity	2,062,483			2,046,317			2,073,498
Total Liabilities and Shareholders' Equity	$16,800,584			$16,372,371			$16,525,963
Net interest income/net interest margin (fully taxable equivalent)		136,407	3.52%		141,714	3.78%		133,915	3.55%
Tax equivalent adjustment		(4,342)			(4,184)			(4,271)
Net interest income		$132,065			$137,530			$129,644

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Quarter Ended			% Change from
	Jun 30	Jun 30	Mar 31	Jun 30	Mar 31
	2013	2012	2013	2012	2013
Loans, by type:
Real estate - commercial mortgage	$4,758,060	$4,634,436	$4,666,494	2.7%	2.0%
Commercial - industrial, financial and agricultural	3,714,683	3,529,947	3,662,566	5.2%	1.4%
Real estate - home equity	1,732,704	1,599,702	1,662,173	8.3%	4.2%
Real estate - residential mortgage	1,308,713	1,180,024	1,283,168	10.9%	2.0%
Real estate - construction	617,577	640,282	591,338	(3.5)%	4.4%
Consumer	304,918	307,651	305,480	(0.9)%	(0.2)%
Leasing and other	91,907	75,897	86,061	21.1%	6.8%
Total Loans, net of unearned income	$12,528,562	$11,967,939	$12,257,280	4.7%	2.2%
Deposits, by type:
Noninterest-bearing demand	$3,116,940	$2,670,397	$2,968,777	16.7%	5.0%
Interest-bearing demand	2,718,679	2,484,730	2,705,835	9.4%	0.5%
Savings deposits	3,350,856	3,302,418	3,334,305	1.5%	0.5%
Time deposits	3,169,141	3,791,362	3,321,309	(16.4)%	(4.6)%
Total Deposits	$12,355,616	$12,248,907	$12,330,226	0.9%	0.2%
Short-term borrowings, by type:
Customer repurchase agreements	$188,339	$226,216	$165,109	(16.7)%	14.1%
Customer short-term promissory notes	98,207	146,307	112,041	(32.9)%	(12.3)%
Federal funds purchased	776,603	564,377	709,779	37.6%	9.4%
Short-term FHLB advances	250,275	25,000	45,193	N/M	N/M
Total Short-term Borrowings	$1,313,424	$961,900	$1,032,122	36.5%	27.3%
N/M - Not Meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Six Months ended June 30
	2013			2012
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$12,393,670	$274,950	4.47%	$11,974,519	$291,309	4.89%
Taxable investment securities	2,415,562	27,913	2.31%	2,467,609	37,285	3.02%
Tax-exempt investment securities	286,281	7,422	5.19%	289,230	8,149	5.63%
Equity securities	121,123	1,792	2.97%	111,274	1,487	2.68%
Total Investment Securities	2,822,966	37,127	2.63%	2,868,113	46,921	3.27%

Loans held for sale	45,005	879	3.91%	48,145	969	4.02%
Other interest-earning assets	131,472	57	0.09%	115,808	98	0.17%
Total Interest-earning Assets	15,393,113	313,013	4.10%	15,006,585	339,297	4.55%
Noninterest-earning assets:
Cash and due from banks	204,308			247,891
Premises and equipment	226,189			214,725
Other assets	1,065,104			1,108,520
Less: allowance for loan losses	(224,682)			(262,709)
Total Assets	$16,664,032			$16,315,012
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$2,712,292	$1,749	0.13%	$2,474,591	$2,061	0.17%
Savings deposits	3,342,626	2,039	0.12%	3,325,959	3,320	0.20%
Time deposits	3,244,805	16,111	1.00%	3,871,636	25,612	1.33%
Total Interest-bearing Deposits	9,299,723	19,899	0.43%	9,672,186	30,993	0.64%
Short-term borrowings	1,173,550	1,209	0.21%	845,001	692	0.16%
FHLB advances and long-term debt	890,174	21,583	4.87%	956,310	22,966	4.82%
Total Interest-bearing Liabilities	11,363,447	42,691	0.76%	11,473,497	54,651	0.96%
Noninterest-bearing liabilities:
Demand deposits	3,043,268			2,618,355
Other	189,357			191,696
Total Liabilities	14,596,072			14,283,548
Shareholders' equity	2,067,960			2,031,464
Total Liabilities and Shareholders' Equity	$16,664,032			$16,315,012
Net interest income/net interest margin (fully taxable equivalent)		270,322	3.54%		284,646	3.81%
Tax equivalent adjustment		(8,613)			(8,421)
Net interest income		$261,709			$276,225
(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Six months ended
	June 30
	2013	2012	% Change
Loans, by type:
Real estate - commercial mortgage	$4,712,530	$4,625,969	1.9%
Commercial - industrial, financial and agricultural	3,688,767	3,557,731	3.7%
Real estate - home equity	1,697,634	1,605,633	5.7%
Real estate - residential mortgage	1,296,012	1,158,994	11.8%
Real estate - construction	604,531	640,928	(5.7)%
Consumer	305,199	309,942	(1.5)%
Leasing and other	88,997	75,322	18.2%
Total Loans, net of unearned income	$12,393,670	$11,974,519	3.5%
Deposits, by type:
Noninterest-bearing demand	$3,043,268	$2,618,355	16.2%
Interest-bearing demand	2,712,292	2,474,591	9.6%
Savings deposits	3,342,626	3,325,959	0.5%
Time deposits	3,244,805	3,871,636	(16.2)%
Total Deposits	$12,342,991	$12,290,541	0.4%
Short-term borrowings, by type:
Customer repurchase agreements	$176,788	$213,379	(17.1)%
Customer short-term promissory notes	105,086	150,689	(30.3)%
Federal funds purchased	743,376	464,175	60.1%
Short-term FHLB advances	148,300	16,758	N/M
Total Short-term Borrowings	$1,173,550	$845,001	38.9%
N/M - Not Meaningful

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Quarter Ended			Six Months Ended
	Jun 30	Jun 30	Mar 31	Jun 30	Jun 30
	2013	2012	2013	2,013	2,012
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$221,527	$258,137	$225,439	$225,439	$258,177
Loans charged off:
Commercial - industrial, financial and agricultural	(5,960)	(13,017)	(9,502)	(15,462)	(18,686)
Real estate - commercial mortgage	(5,193)	(23,699)	(4,133)	(9,326)	(35,590)
Real estate - residential mortgage	(4,465)	(1,492)	(3,050)	(7,515)	(2,339)
Real estate - construction	(2,597)	(8,442)	(1,986)	(4,583)	(17,013)
Real estate - home equity	(1,966)	(2,789)	(2,404)	(4,370)	(4,995)
Leasing and other	(769)	(630)	(481)	(1,250)	(1,071)
Consumer	(433)	(471)	(550)	(983)	(1,105)
Total loans charged off	(21,383)	(50,540)	(22,106)	(43,489)	(80,799)
Recoveries of loans previously charged off:
Commercial - industrial, financial and agricultural	756	717	379	1,135	1,353
Real estate - commercial mortgage	1,505	1,153	1,064	2,569	1,969
Real estate - residential mortgage	116	71	81	197	144
Real estate - construction	744	1,539	671	1,415	1,603
Real estate - home equity	192	278	331	523	298
Leasing and other	263	180	162	425	440
Consumer	406	281	506	912	631
Recoveries of loans previously charged off	3,982	4,219	3,194	7,176	6,438
Net loans charged off	(17,401)	(46,321)	(18,912)	(36,313)	(74,361)
Provision for credit losses	13,500	25,500	15,000	28,500	53,500
Balance at end of period	$217,626	$237,316	$221,527	$217,626	$237,316
Net charge-offs to average loans (annualized)	0.56%	1.55%	0.62%	0.59%	1.24%
NON-PERFORMING ASSETS:
Non-accrual loans	$164,039	$203,539	$179,334
Loans 90 days past due and accruing	25,159	30,434	29,325
Total non-performing loans	189,198	233,973	208,659
Other real estate owned	20,984	32,338	23,820
Total non-performing assets	$210,182	$266,311	$232,479
NON-PERFORMING LOANS, BY TYPE:
Commercial - industrial, financial and agricultural	$57,219	$67,969	$61,113
Real estate - commercial mortgage	49,429	82,179	58,805
Real estate - residential mortgage	30,660	25,373	36,361
Real estate - construction	29,964	43,124	31,919
Real estate - home equity	19,046	12,260	17,468
Consumer	2,780	2,672	2,782
Leasing	100	396	211
Total non-performing loans	$189,198	$233,973	$208,659
TROUBLED DEBT RESTRUCTURINGS (TDRs), BY TYPE:
Real-estate - residential mortgage	$28,948	$33,516	$33,095
Real-estate - commercial mortgage	24,828	32,481	28,421
Real estate - construction	10,599	10,030	11,125
Commercial - industrial, financial and agricultural	8,394	4,806	9,031
Real estate - home equity	1,549	620	1,537
Consumer	13	—	12
Total accruing TDRs	$74,331	$81,453	$83,221
Non-accrual TDRs (1)	30,377	27,576	33,215
Total TDRs	$104,708	$109,029	$116,436
(1) Included within non-accrual loans above.

DELINQUENCY RATES, BY TYPE:
	June 30, 2013			June 30, 2012			March 31, 2013
	31-89 Days	≥90 Days (1)	Total	31-89 Days	≥90 Days (1)	Total	31-89 Days	≥90 Days (1)	Total

Real estate - commercial mortgage	0.47%	1.01%	1.48%	0.41%	1.78%	2.19%	0.39%	1.25%	1.64%
Commercial - industrial, financial and agricultural	0.41%	1.54%	1.95%	0.66%	1.91%	2.57%	0.35%	1.67%	2.02%
Real estate - construction	0.42%	4.91%	5.33%	0.95%	6.96%	7.91%	0.17%	5.34%	5.51%
Real estate - residential mortgage	2.12%	2.33%	4.45%	2.94%	2.15%	5.09%	2.07%	2.79%	4.86%
Real estate - home equity	0.68%	1.08%	1.76%	0.83%	0.76%	1.59%	0.69%	1.03%	1.72%
Consumer, leasing and other	1.47%	0.74%	2.21%	1.61%	0.79%	2.40%	1.38%	0.75%	2.13%
Total	0.68%	1.50%	2.18%	0.86%	1.95%	2.81%	0.62%	1.68%	2.30%
(2) Includes non-accrual loans
ASSET QUALITY RATIOS:
	Jun 30	Jun 30	Mar 31
	2013	2012	2013
Non-accrual loans to total loans	1.30%	1.70%	1.45%
Non-performing assets to total loans and OREO	1.66%	2.22%	1.87%
Non-performing assets to total assets	1.23%	1.63%	1.39%
Allowance for credit losses to loans outstanding	1.72%	1.98%	1.79%
Allowance for credit losses to non-performing loans	115.03%	101.43%	106.17%
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	12.28%	15.34%	13.30%

FULTON FINANCIAL CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:
This press release contains certain financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's quarterly results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Quarter Ended			Six Months Ended
	Jun 30	Jun 30	March 31	Jun 30	Jun 30
	2013	2012	2013	2013	2012
Shareholders' equity (tangible), per share
Shareholders' equity	$2,028,732	$2,041,184	$2,061,763
Less: Goodwill and intangible assets	(534,452)	(542,622)	(534,987)
Tangible shareholders' equity (numerator)	$1,494,280	$1,498,562	$1,526,776
Shares outstanding, end of period (denominator)	193,658	200,880	195,276
Shareholders' equity (tangible), per share	$7.72	$7.46	$7.82

Return on average common shareholders' equity (tangible)
Net income	$40,582	$39,891	$39,227	$79,809	$78,023
Plus: Intangible amortization, net of tax	348	495	347	695	1,015
Net income, less intangible amortization, net of tax (numerator)	$40,930	$40,386	$39,574	$80,504	$79,038
Average shareholders' equity	$2,062,483	$2,046,317	$2,073,498	$2,067,960	$2,031,464
Less: Average goodwill and intangible assets	(534,713)	(542,998)	(535,255)	(534,982)	(543,388)
Average tangible shareholders' equity (denominator)	$1,527,770	$1,503,319	$1,538,243	$1,532,978	$1,488,076
Return on average common shareholders' equity (tangible), annualized	10.75%	10.80%	10.43%	10.59%	10.68%

Efficiency ratio
Non-interest expense	$117,130	$112,087	$110,936	$228,066	$222,756
Less: Intangible amortization	(535)	(761)	(534)	(1,069)	(1,562)
Numerator	$116,595	$111,326	$110,402	$226,997	$221,194
Net interest income (fully taxable equivalent)	$136,407	$141,714	$133,915	$270,322	$284,646
Plus: Total Non-interest income	52,316	53,308	47,259	99,575	104,946
Less: Investment securities gains	(2,865)	(1,538)	(2,473)	(5,338)	(2,789)
Denominator	$185,858	$193,484	$178,701	$364,559	$386,803
Efficiency ratio	62.73%	57.54%	61.78%	62.27%	57.19%

Non-performing assets to tangible common shareholders' equity and allowance for credit losses
Non-performing assets (numerator)	$210,182	$266,311	$232,479
Tangible shareholders' equity	$1,494,280	$1,498,562	$1,526,776
Plus: Allowance for credit losses	217,626	237,316	221,527
Tangible shareholders' equity and allowance for credit losses (denominator)	$1,711,906	$1,735,878	$1,748,303
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	12.28%	15.34%	13.30%